SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2013

U-SWIRL, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-53130 (Commission File Number)	43-2092180 (IRS Employer Identification No.)

1175 American Pacific, Suite C, Henderson, Nevada 89074
(Address of principal executive offices)(Zip Code)

(702) 586-8700
Registrant's telephone number, including area code

Not applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On January 14, 2013, the registrant entered into a membership interest purchase agreement with Rocky Mountain Chocolate Factory, Inc. (“RMCF”), pursuant to which the registrant acquired all of the membership interest in Ulysses Asset Acquisition, LLC (“Ulysses”), which had been formed by RMCF for the purpose of acquiring the Yogurtini frozen yogurt franchise system consisting of 30 franchised stores.  Ulysses acquired the Yogurtini franchise system for $800,000, along with the ability for Yogurtini owners to earn an additional amount up to $1,400,000, which is contingent on financial performance over a two-year period.   In addition, the registrant entered into an asset purchase agreement with RMCF’s wholly-owned subsidiary, Aspen Leaf Yogurt, LLC (“ALY”), to purchase ALY’s frozen yogurt franchise system consisting of 10 franchised stores and 6 company-owned stores.

In exchange for these assets, the registrant issued shares of its common stock so that RMCF and ALY collectively own a 60% controlling interest in the registrant, promissory notes in the aggregate amount of $900,000, and a warrant that allows RMCF to maintain its pro rata ownership in the registrant if existing stock options and/or warrants are exercised.

The registrant entered into Investor Rights Agreements with each of RMCF and ALY, through which the registrant granted certain registration rights with respect to the shares issued in the transaction and the right to nominate directors for at least a majority of the registrant’s directors.

Upon Closing, the registrant, along with Henry E. Cartwright, Ulderico Conte, and Terry A. Cartwright (the “U-Swirl Parties”) entered into a Voting Agreement with RMCF and ALY in which the parties agreed to vote their shares to ensure that for the first year following the Closing, the registrant’s board of directors shall consist of eight members, of which three shall be the U-Swirl Parties and the remaining five shall be designees of RMCF.  The U-Swirl Parties have agreed that so long as RMCF or one of its affiliates continues to own beneficially shares constituting at least 10% of the registrant’s outstanding common stock, they shall vote or cause their shares to be voted so as to elect the RMCF designees to the board, which designees shall constitute a majority of the board.

The summaries of the agreements described above do not purport to be complete and are qualified in their entirety by reference to the full text of these documents, which are attached hereto as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

The registrant closed on the acquisitions described in Item 1.01 above (the “Acquisition”) on January 14, 2013 (the “Closing”), which results in the registrant now having over 75 stores in 23 states.  Under the terms of the agreements, RMCF contributed to the registrant: substantially all contractual and intellectual property of ALY and Yogurtini; property, plant and equipment relating to six company-owned ALY stores; and $79,784 in cash.

The registrant issued a press release concerning the Acquisition, which is attached hereto as Exhibit 99.9 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On January 14, 2013, as partial consideration for the assets acquired in the Acquisition, the registrant executed and delivered promissory notes in the aggregate amount of $900,000 to ALY:  $500,000 in recourse notes and $400,000 in non-recourse notes.  Interest accrues on the unpaid principal balances of the notes at the rate of 6% per annum, compounded annually, and the notes require monthly payments of principal and interest over a five-year period beginning one year from the date of Closing in the case of the recourse notes and two years in the case of the non-recourse notes.  Payment of the notes is secured by a security interest in the six ALY company-owned stores.

The summaries of the promissory notes and security agreement described above do not purport to be complete and are qualified in their entirety by reference to the full text of these documents, which are attached hereto as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

On January 14, 2013, as partial consideration for the assets acquired in the Acquisition, and pursuant to the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”), the registrant issued RMCF and ALY 7,258,653 and 1,382,600 shares of its common stock, respectively.  In addition, RMCF received a warrant to purchase up to 1.5 times the number of shares issued upon exercise of the registrant’s outstanding stock options and warrants on the same terms of those outstanding options and warrants, so as to enable RMCF to maintain its 60 % pro rata ownership in the registrant obtained through the Acquisition.

On January 14, 2013, the registrant also issued 253,333 shares of common stock to each of Henry E. Cartwright, Ulderico Conte and Terry A. Cartwright, as described below in Item 5.02 and incorporated by reference into this Item 3.02, pursuant to the exemption from registration contained in Section 4(2) of the 1933 Act.

The summary of the warrant described above does not purport to be complete and is qualified in its entirety by reference to the full text of this document, which is attached hereto as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.01	Changes in Control of Registrant

As a result of the Closing of the Acquisition, RMCF, together with ALY, acquired control over the registrant.  The information in Items 1.01, 2.01 and 3.02 above is incorporated by reference into this Item 5.01.

Upon Closing, the registrant, along with Henry E. Cartwright, Ulderico Conte, and Terry A. Cartwright (the “U-Swirl Parties”) entered into a Voting Agreement with RMCF and ALY in which the parties agreed to vote their shares to ensure that for the first year following the Closing, the registrant’s board of directors shall consist of eight members, of which three shall be the U-Swirl Parties and the remaining five shall be designees of RMCF.  The U-Swirl Parties have agreed that so long as RMCF or one of its affiliates continues to own beneficially shares constituting at least 10% of the registrant’s outstanding common stock, they shall vote or cause their shares to be voted so as to elect the RMCF designees to the board, which designees shall constitute a majority of the board.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 14, 2013, in connection with the closing of the Acquisition, the number of directors was increased to eight members, and Jimmy D. Sims and Sam D. Dewar resigned as directors of the registrant.  Neither Mr. Sims nor Mr. Dewar is resigning because of a disagreement with the registrant or on any matter relating to its operations, policies or practices.  On January 14, 2012, Franklin E. Crail, Bryan J. Merryman, Lee N. Mortenson, Clyde Wm. Engle, Scott G. Capdevielle and Terry A. Cartwright were elected to fill the vacancies created by the resignations and the increase in the size of the board.

After the closing of the Acquisition, the registrant continues to be managed by its existing management team as follows:

Ulderico Conte – Chief Executive Officer and Interim Chief Financial Officer
Terry A. Cartwright – Chief Operating Officer
Henry E. Cartwright – Chief Marketing Officer

Upon the Closing of the Acquisition, the registrant entered into employment agreements with each of the above named officers.  Each agreement has an initial term of two years and will renew automatically for additional one-year terms unless the registrant or the employee notifies the other that it will not renew at least 30 days prior to the end of the current term.  For the first year of employment, each will receive a monthly base salary of $8,400 and an annual bonus of $30,000 if the registrant’s earnings for the year ended February 28, 2014, prior to interest, taxes, depreciation and amortization, are at least $712,900.  For the second year of employment, each will receive a monthly base salary of $9,240 and an annual bonus of $33,000 if the registrant’s earnings for the year ended February 28, 2015, prior to interest, taxes, depreciation and amortization, are at least $1,120,400.  In addition, each individual was granted 253,333 restricted shares of common stock, which vest at the rate of 20% per year on each anniversary date of the Closing.  If the bonus goals are achieved during the second year of employment, each will also receive restricted shares of common stock equal to his base salary divided by the fair market value of the registrant’s common stock on the date of grant, which will vest at the rate of 20% per year on each anniversary of the date the shares are granted.  The shares that were issued, as well as those that may be issued under the bonus arrangement, are subject to the terms of a restricted stock agreement.

Item 5.03          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 14, 2013, the registrant changed its fiscal year to end on the last day of February each year.  A report on Form 10-Q will be filed covering the transition period.

Item 9.01          Financial Statements and Exhibits

Exhibit No.	Document
2.1	Asset Purchase Agreement between U-Swirl, Inc. and Aspen Leaf Yogurt, LLC dated January 14, 2013 (1)
2.2	Membership Interest Purchase Agreement between U-Swirl, Inc. and Rocky Mountain Chocolate Factory, Inc. dated January 14, 2013 (1)
4.1	Warrant issued to Rocky Mountain Chocolate Factory, Inc.
99.1	Form of Recourse Notes
99.2	Form of Non-Recourse Notes
99.3	Form of Security Agreement between U-Swirl, Inc. and Aspen Leaf Yogurt, LLC
99.4	Investor Rights Agreement between U-Swirl, Inc. and Rocky Mountain Chocolate Factory, Inc. dated January 14, 2013
99.5	Investor Rights Agreement between U-Swirl, Inc. and Aspen Leaf Yogurt, LLC dated January 14, 2013
99.6	Voting Agreement among U-Swirl, Inc., Henry Cartwright, Ulderico Conte, Terry Cartwright, Rocky Mountain Chocolate Factory, Inc., and Aspen Leaf Yogurt, LLC dated January 14, 2013
99.7	Form of Employment Agreement between U-Swirl, Inc. and its executive officers
99.8	Form of Restricted Stock Agreement (included in Exhibit 99.7)
99.9	Press Release dated January 14, 2013
99.10	Financial Statements of Aspen Leaf Yogurt, LLC (2)
99.11	Financial Statements of Yogurtini (2)
99.12	Pro forma combined balance sheet (2)

Exhibit No.	Document
99.13	Pro forma combined income statement (2)
_____________________
(1)
Schedules and similar attachments have been omitted pursuant to Item 602(b)(2) of Regulation S-K under the Securities Exchange Act of 1934, as amended.  The registrant undertakes to supplementally furnish copies of any omitted schedules to the SEC upon request by the SEC.

(2)	To be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U-SWIRL, INC.
January 18, 2013	By: /s/ Ulderico Conte Ulderico Conte Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Document
2.1	Asset Purchase Agreement between U-Swirl, Inc. and Aspen Leaf Yogurt, LLC dated January 14, 2013 (1)
2.2	Membership Interest Purchase Agreement between U-Swirl, Inc. and Rocky Mountain Chocolate Factory, Inc. dated January 14, 2013 (1)
4.1	Warrant issued to Rocky Mountain Chocolate Factory, Inc.
99.1	Form of Recourse Notes
99.2	Form of Non-Recourse Notes
99.3	Form of Security Agreement between U-Swirl, Inc. and Aspen Leaf Yogurt, LLC
99.4	Investor Rights Agreement between U-Swirl, Inc. and Rocky Mountain Chocolate Factory, Inc. dated January 14, 2013
99.5	Investor Rights Agreement between U-Swirl, Inc. and Aspen Leaf Yogurt, LLC dated January 14, 2013
99.6	Voting Agreement among U-Swirl, Inc., Henry Cartwright, Ulderico Conte, Terry Cartwright, Rocky Mountain Chocolate Factory, Inc., and Aspen Leaf Yogurt, LLC dated January 14, 2013
99.7	Form of Employment Agreement between U-Swirl, Inc. and its executive officers
99.8	Form of Restricted Stock Agreement (included in Exhibit 99.7)
99.9	Press Release dated January 14, 2013
99.10	Financial Statements of Aspen Leaf Yogurt, LLC (2)
99.11	Financial Statements of Yogurtini (2)
99.12	Pro forma combined balance sheet (2)
99.13	Pro forma combined income statement (2)
_______________
(1)
Schedules and similar attachments have been omitted pursuant to Item 602(b)(2) of Regulation S-K under the Securities Exchange Act of 1934, as amended.  The registrant undertakes to supplementally furnish copies of any omitted schedules to the SEC upon request by the SEC.

(2)	To be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.